UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 10, 2010

Date of report (Date of earliest event reported)

Valmont Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

One Valmont Plaza
Omaha, NE	68154
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On March 4, 2010, Valmont Industries, Inc., a Delaware corporation (“Valmont”) and Valmont Group Pty Ltd (“Valmont Sub”), a wholly-owned subsidiary of Valmont, announced by press release and reported on Form 8-K filed on March 4, 2010 that Valmont Sub would be commencing a recommended cash offer (the “Offer”) for all of the issued and to be issued ordinary share capital (the “Delta Shares”) of Delta plc (“Delta”), a public limited company incorporated in Great Britain and listed on the London Stock Exchange.  The Recommended Cash Offer and Form of Acceptance and Authority for the offer were mailed to the holders of the Delta Shares (and, for information only, to Delta option holders) on March 10, 2010.

In accordance with Rule 19.11 of the City Code on Takeovers and Mergers, a copy of the documents will be available free of charge, subject to certain restrictions relating to persons resident in restricted jurisdictions, for inspection on the following websites by no later than March 10, 2010:  www.valmont.com and www.deltaplc.com.  None of the information contained in or linked to Valmont or Delta’s websites shall be deemed to be incorporated by reference or otherwise form a part of this Current Report.

Valmont is furnishing the Recommended Cash Offer and Form of Acceptance and Authority as Exhibits 2.1 and 2.2 hereto, respectively, both of which are incorporated herein by reference. The information contained in this Current Report, including Exhibits 2.1 and 2.2, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

2.1           Recommended Cash Offer by Valmont Group Pty Ltd (a wholly-owned subsidiary of Valmont Industries, Inc.) for Delta plc.

2.2           Form of Acceptance and Authority by Valmont Group Pty Ltd (a wholly-owned subsidiary of Valmont Industries, Inc.) for Delta plc.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on assumptions that management has made in light of experience in the industries in which Valmont operates, as well as management’s perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances.  As you read and consider this Current Report on Form 8-K, you should understand that these statements are not guarantees of performance or results.  They involve risks, uncertainties (some of which are beyond Valmont’s control) and assumptions.  Although management believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Valmont’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements.  These factors include among other things, risk factors described from time to time in Valmont’s reports to the Securities and Exchange Commission, as well as future economic and market circumstances, industry conditions, company performance and financial results, operating efficiencies, availability and price of raw material, availability and market acceptance of new products, product pricing, domestic and international competitive environments, and actions and policy changes of domestic and foreign governments.  Valmont cautions that any forward-looking statement included in this Current Report on Form 8-K is made as of the date of this Current Report on Form 8-K and Valmont does not undertake to update any forward-looking statement.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Offer or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.
Date: March 10, 2010

	By:	/s/ Terry J. McClain
Name: Terry J. McClain
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Recommended Cash Offer by Valmont Group Pty Ltd (a wholly-owned subsidiary of Valmont Industries, Inc.) for Delta plc.

2.2	Form of Acceptance and Authority by Valmont Group Pty Ltd (a wholly-owned subsidiary of Valmont Industries, Inc.) for Delta plc.